SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction ofIncorporation or Organization)	13-3842844 (I.R.S. Employer Identification No.)

        145 Highview Terrace, Hawthorne, NJ                                    07506

       (Address of Principal Executive Offices)                              (Zip Code)

(973) 544-6116

(Issuer’s Telephone Number, Including Area Code)

N/A

 (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTNAT

Previous independent registered public accounting firm

(a) On April 24, 2012, Proteonomix, Inc. (the “Registrant” or the “Company”) was notified by KBL, LLP (“KBL”) that they have resigned as the Registrant’s independent registered public accounting firm. The resignation of KBL as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 25, 2012. Except as noted in the paragraph immediately below, the reports of KBL on the Company’s financial statements for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle.

The reports of KBL on the Company’s financial statements for the years ended December 31, 2011 and 2010 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has negative working capital, and substantial accumulated deficits. These factors raise substantial doubt about the ability of the Company to continue as a going concern.

During the years ended December 31, 2011 and 2010 and through April 24, 2012, the Company had not had any disagreements with KBL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KBL’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2011 and 2010 and through April 24, 2012, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KBL with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of this letter from KBL is attached hereto as Exhibit 16.1.

New independent registered public accounting firm

On April 25, 2012 (the “Engagement Date”), the Company engaged JPDH & Company (“JPDH”) as its independent registered public accounting firm. The decision to engage JPDH as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the years ended December 31, 2011 and 2010, and through April 25, 2012, (the date JPDH & Company was appointed), the Company did not consult JPDH & Company with respect to the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial statements of business acquired.

Not applicable

(b)

Pro forma financial information.

Not applicable

(c)

Shell company transactions.

Not applicable

(d)

Exhibits

Exhibit No.

Description of Filing

16.1

Letter from KBL, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated:  April 27, 2012

By:/s/Michael Cohen

Name:   Michael Cohen

  Chief Executive Officer